UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report: February 9, 2021

(Date of earliest event reported)

DIGITAL UTILITIES VENTURES, INC.

(Exact name of registrant as specified in its charter)

Delaware		86-0515411
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IR.S. Employer Identification No.)

71 Commerce St.
Boston, MA 02109
(Address of principal executive offices)

(617) 588-0068
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

The Registrant filed today with the US Securities and Exchange Commission a change of name from 3eee, Inc, to Digital Utilities Ventures, Inc., a change of address to 71 Commerce Street., Boston, MA 02109 and a change of phone to (617) 588-0068.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES

Dated: February 9, 2021	Digital Utilities ventures, Inc.
(Registrant)

By: /s/Noemi Gil Espinel
Noemi Gil Espinel. CEO

.